Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
LOANS

NOTE 4 - LOANS

The composition of loans at December 31 is as follows (dollars in thousands):

	2011	2010
Commercial real estate	$199,201	$194,859
Commercial, financial, and agricultural	92,269	68,858
One to four family residential real estate	77,332	75,074
Construction :
Consumer	5,774	5,682
Commerical	19,745	33,330
Consumer	6,925	5,283

Total loans	$401,246	$383,086

An analysis of the allowance for loan losses for the years ended December 31 is as follows (dollars in thousands):

	2011	2010	2009
Balance, January 1	$6,613	$5,225	$4,277
Recoveries on loans previously charged off	138	374	66
Loans charged off	(3,800)	(5,486)	(2,818)
Provision	2,300	6,500	3,700

Balance, December 31	$5,251	$6,613	$5,225

In 2011, net charge off activity was $3.662 million, or .94% of average loans outstanding compared to net charge-offs of $5.112 million, or 1.33% of average loans, in the same period in 2010 and $2.752 million, or .73% of average loans, in 2009. During 2011, a provision of $2.300 million was made to increase the reserve. This provision was made in accordance with the Corporation’s allowance for loan loss reserve policy, which calls for a measurement of the adequacy of the reserve at each quarter end. This process includes an analysis of the loan portfolio to take into account increases in loans outstanding and portfolio composition, historical loss rates, and specific reserve requirements of nonperforming loans.

A breakdown of the allowance for loan losses and recorded balances in loans at December 31, 2011 is as follows (dollars in thousands):

	Commercial real estate	Commercial, financial and agricultural	Commercial construction	One to four family residential real estate	Consumer construction	Consumer	Unallocated	Total
Allowance for loan loss reserve:
Beginning balance ALLR	$3,460	$1,018	$389	$1,622	$—	$—	$124	$6,613
Charge-offs	(2,267)	(579)	(412)	(490)	—	(52)	—	(3,800)
Recoveries	32	21	75	1	—	9	—	138
Provision	1,598	619	155	(19)	—	43	(96)	2,300

Ending balance ALLR	$2,823	$1,079	$207	$1,114	$—	$—	$28	$5,251

Loans:
Ending balance	$199,201	$92,269	$19,745	$77,332	$5,774	$6,925	$—	$401,246
Ending balance ALLR	(2,823)	(1,079)	(207)	(1,114)	—	—	(28)	(5,251)

Net loans	$196,378	$91,190	$19,538	$76,218	$5,774	$6,925	$(28)	$395,995

Ending balance ALLR:
Individually evaluated	$926	$160	$—	$114	$—	$—	$—	$1,200
Collectively evaluated	1,897	919	207	1,000	—	—	28	4,051

Total	$2,823	$1,079	$207	$1,114	$—	$—	$28	$5,251

Ending balance Loans:
Individually evaluated	$13,628	$1,707	$—	$1,930	$—	$—	$—	$17,265
Collectively evaluated	185,573	90,562	19,745	75,402	5,774	6,925	—	383,981

Total	$199,201	$92,269	$19,745	$77,332	$5,774	$6,925	$—	$401,246

Impaired loans, by definition, are individually evaluated.

A breakdown of the allowance for loan losses, the activity for the period, and recorded balances in loans for the year ended December 31, 2010 is as follows (dollars in thousands):

	Commercial real estate	Commercial financial and agricultural	Commercial, construction	One to four family residential real estate	Consumer construction	Consumer	Unallocated	Total
Allowance for loan loss reserve:
Beginning balance ALLR	$3,284	$1,135	$386	$23	$—	$13	$384	$5,225
Charge-offs	(2,426)	(1,804)	(720)	(416)	—	(9)	(111)	(5,486)
Recoveries	18	260	67	—	—	15	14	374
Provision	2,584	1,427	656	2,015	—	(19)	(163)	6,500

Ending balance ALLR	$3,460	$1,018	$389	$1,622	$—	$—	$124	$6,613

Loans:
Ending balance	$194,859	$68,858	$33,330	$75,074	$5,682	$5,283	$—	$383,086
Ending balance ALLR	(3,460)	(1,018)	(389)	(1,622)	—	—	(124)	(6,613)

Net loans	$191,399	$67,840	$32,941	$73,452	$5,682	$5,283	$(124)	$376,473

Ending balance ALLR:
Individually evaluated	$1,601	$330	$39	$696	$—	$—	$—	$2,666
Collectively evaluated	1,859	688	350	926	—	—	124	3,947

Total	$3,460	$1,018	$389	$1,622	$—	$—	$124	$6,613

Ending balance Loans:
Individually evaluated	$18,610	$2,696	$2,437	$5,238	$—	$—	$—	$28,981
Collectively evaluated	176,249	66,162	30,893	69,836	5,682	5,283	—	354,105

Total	$194,859	$68,858	$33,330	$75,074	$5,682	$5,283	$—	$383,086

Impaired loans, by definition, are individually evaluated.

As part of the management of the loan portfolio, risk ratings are assigned to all commercial loans. Through the loan review process, ratings are modified as believed to be appropriate to reflect changes in the credit. Our ability to manage credit risk depends in large part on our ability to properly identify and manage problem loans. To do so, we operate a credit risk rating system under which our credit management personnel assign a credit risk rating to each loan at the time of origination and review loans on a regular basis to determine each loan’s credit risk rating on a scale of 1 through 8, with higher scores indicating higher risk. The credit risk rating structure used is shown below.

In the context of the credit risk rating structure, the term Classified is defined as a problem loan which may or may not be in a nonaccrual status, dependent upon current payment status and collectability.

Excellent (1)

Borrower is not vulnerable to sudden economic or technological changes and is in a non-seasonal business or industry. These loans generally would be characterized by having good experienced management and a strong liquidity position with minimal leverage.

Good (2)

Borrower shows limited vulnerability to sudden economic change with modest seasonal effect. Borrower has “above average” financial statements and an acceptable repayment history with minimal leverage and a profitability that exceeds peers.

Average (3)

Generally, a borrower rated as average may be susceptible to unfavorable changes in the economy and somewhat affected by seasonal factors. Some product lines may be affected by technological change. Borrowers in this category exhibit stable earnings, with a satisfactory payment history.

Acceptable (4)

The loan is an otherwise acceptable credit that warrants a higher level of administration due to various underlying weaknesses. These weaknesses, however, have not and may never deteriorate to the point of a Special Mention rating or Classified status. This rating category may include new businesses not yet having established a firm performance record.

Special Mention (5)

The loan is not considered as a Classified status, however may exhibit material weaknesses that, if not corrected, may cause future problems. Borrowers in this category warrant special attention but have not yet reached the point of concern for loss. The borrower may have deteriorated to the point that they would have difficulty refinancing elsewhere. Similarly, purchasers of these businesses would not be eligible for bank financing unless they represent a significantly lessened credit risk.

Substandard (6)

The loan is Classified and exhibits a number of well-defined weaknesses that jeopardize normal repayment. The assets are no longer adequately protected due to declining net worth, lack of earning capacity or insufficient collateral offering the distinct possibility of the loss of a portion of the loan principal. Loans within this category clearly represent troubled and deteriorating credit situations requiring constant supervision and an action plan must be developed and approved by the appropriate officers to mitigate the risk.

Doubtful (7)

Loans in this category exhibit the same weaknesses used to describe the substandard credit; however, the traits are more pronounced. Loans are frozen with collection improbable. Such loans are not yet rated as Charge-off because certain actions may yet occur which would salvage the loan.

Charge-off/Loss (8)

Loans in this category are largely uncollectible and should be charged against the loan loss reserve immediately.

General Reserves:

For loans with a credit risk rating of 5 or better and any loans with a risk rating of 6 or 7 with no specific reserve, reserves are established based on the type of loan collateral, if any, and the assigned credit risk rating. Determination of the allowance is inherently subjective as it requires significant estimates, including the amounts and timing of expected future cash flows on impaired loans, estimated losses on pools of homogenous loans based on historical loss experience, and consideration of current environmental factors and economic trends, all of which may be susceptible to significant change.

Using a historical average loss by loan type as a base, each loan graded as higher risk is assigned a specific percentage. Within the commercial loan portfolio, the historical loss rates are used for specific industries such as hospitality, gaming, petroleum, and forestry. The residential real estate and consumer loan portfolios are assigned a loss percentage as a homogenous group. If, however, on an individual loan the projected loss based on collateral value and payment histories are in excess of the computed allowance, the allocation is increased for the higher anticipated loss. These computations provide the basis for the allowance for loan losses as recorded by the Corporation. In 2011 and 2010, commercial construction loans of $3.694 million and $3.566 million, respectively, did not receive a specific risk rating. These amounts represent loans made for land development and unimproved land purchases.

Below is a breakdown of loans by risk category as of December 31, 2011 (dollars in thousands):

	(1) Excellent	(2) Good	(3) Average	(4) Acceptable	(5) Sp. Mention	(6) Substandard	(7) Doubtful	Rating Unassigned	Total
Commercial real estate	$3,083	$16,946	$47,154	$118,259	$5,198	$7,642	$919	$—	$199,201
Commercial, financial and agricultural	4,416	7,875	17,738	60,498	201	1,541	—	—	92,269
Commercial construction	209	552	4,542	10,415	313	20	—	3,694	19,745
One-to-four family residential real estate	—	—	3,359	5,910	2,023	—	—	66,040	77,332
Consumer construction	—	—	—	—	—	—	—	5,774	5,774
Consumer	—	—	105	599	—	—	—	6,221	6,925

Total loans	$7,708	$25,373	$72,898	$195,681	$7,735	$9,203	$919	$81,729	$401,246

Below is a breakdown of loans by risk category as of December 31, 2010 (dollars in thousands)

	(1) Excellent	(2) Good	(3) Average	(4) Acceptable	(5) Sp. Mention	(6) Substandard	(7) Doubtful	Rating Unassigned	Total
Commercial real estate	$4,745	$16,975	$44,408	$109,989	$3,789	$10,997	$3,956	$—	$194,859
Commercial, financial and agricultural	3,726	5,275	16,466	40,496	259	2,636	—	—	68,858
Commercial construction	—	579	4,416	22,280	1,921	568	—	3,566	33,330
One-to-four family residential real estate	33	3,589	3,146	4,271	1,464	3,941	—	58,630	75,074
Consumer construction	—	—	—	—	—	—	—	5,682	5,682
Consumer	—	—	34	368	—	—	—	4,881	5,283

Total loans	$8,504	$26,418	$68,470	$177,404	$7,433	$18,142	$3,956	$72,759	$383,086

Impaired Loans

Nonperforming loans are those which are contractually past due 90 days or more as to interest or principal payments, on nonaccrual status, or loans, the terms of which have been renegotiated to provide a reduction or deferral on interest or principal. The interest income recorded during impairment and that which would have been recognized were $.118 million and $.363 million for the year ended December 31, 2011. For the year ended December 31, 2010, the amounts were $.141 million and $.583 million.

The accrual of interest on loans is discontinued when, in management’s opinion, the borrower may be unable to meet payment obligations as they become due, as well as when required by regulatory provisions. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received in excess of principal due. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Loans are considered impaired when, based on current information and events, it is probable the Corporation will be unable to collect all amounts due in accordance with the original contractual terms of the loan agreement, including scheduled principal and interest payments. Impairment is evaluated in total for smaller-balance loans of a similar nature and on an individual loans basis for other loans. If a loan is impaired, a specific valuation allowance is allocated, if necessary, so that the loan is reported net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the collateral. Interest payments on impaired loans are typically applied to principal unless collectability of the principal amount is reasonably assured, in which case interest is recognized on a cash basis. Impaired loans, or portions thereof, are charged off when deemed uncollectible.

The following is a summary of impaired loans and their effect on interest income (dollars in thousands):

	Nonaccrual Basis	Accrual Basis	Average Investment	Related Valuation Reserve	Interest Income Recognized During Impairment	Interest Income on Accrual Basis
December 31, 2011

With no valuation reserve:
Commercial real estate	$1,313	$—	$2,519	$—	$66	$116
Commercial, financial and agricultural	16	—	542	—	29	35
Commercial construction	—	—	176	—	—	11
One to four family residential real estate	608	—	1,727	—	—	99
Consumer construction	—	—	4	—	—	—
Consumer	—	—	2	—	—	—

With a valuation reserve:
Commercial real estate	$1,049	$2,400	$807	$700	$20	$31
Commercial, financial and agricultural	1,095	—	282	173	—	14
Commercial construction	—	—	—	—	—	—
One to four family residential real estate	1,389	103	1,121	150	3	56
Consumer construction	20	—	9	4	—	1
Consumer	—	—	—	—	—	—

Total:
Commercial real estate	$2,362	$2,400	$3,326	$700	$86	$147
Commercial, financial and agricultural	1,111	—	824	173	29	49
Commercial construction	—	—	176	—	—	11
One to four family residential real estate	1,997	103	2,848	150	3	155
Consumer construction	20	—	13	4	—	1
Consumer	—	—	2	—	—	—

Total	$5,490	$2,503	$7,189	$1,027	$118	$363

December 31, 2010

With no valuation reserve:
Commercial real estate	$960	$—	$987	$—	$—	$71
Commercial, financial and agricultural	51	—	13	—	—	1
Commercial construction	458	—	1,186	—	11	33
One to four family residential real estate	362	105	237	—	1	13
Consumer construction	—	—	—	—	—	—
Consumer	—	—	—	—	—	—

With a valuation reserve:
Commercial real estate	$2,562	$4,537	$6,531	$1,258	$117	$306
Commercial, financial and agricultural	709	—	1,660	279	—	95
Commercial construction	—	—	—	—	—	21
One to four family residential real estate	767	—	730	230	12	39
Consumer construction	52	—	52	1	—	4
Consumer	—	—	—	—	—	—

Total:
Commercial real estate	$3,522	$4,537	$7,518	$1,258	$117	$377
Commercial, financial and agricultural	760	—	1,673	279	—	96
Commercial construction	458	—	1,186	—	11	54
One to four family residential real estate	1,129	105	967	230	13	52
Consumer construction	52	—	52	1	—	4
Consumer	—	—	—	—	—	—

Total	$5,921	$4,642	$11,396	$1,768	$141	$583

A summary of past due loans at December 31, 2011 is as follows (dollars in thousands):

	2011			2010
	30-89 days Past Due (accruing)	90+ days Past Due/ Nonaccrual	Total	30-89 days Past Due (accruing)	90+ days Past Due/ Nonaccrual	Total

Commercial real estate	$15	$2,362	$2,377	$19	$3,522	$3,541
Commercial, financial and agricultural	137	1,111	1,248	382	760	1,142
Commercial construction	—	20	20	—	458	458
One to four family residential real estate	188	1,997	2,185	923	1,129	2,052
Consumer construction	—	—	—	—	52	52
Consumer	14	—	14	20	—	20

Total past due loans	$354	$5,490	$5,844	$1,344	$5,921	$7,265

A roll-forward of nonaccrual activity during the year ended December 31, 2011 (dollars in thousands):

	Commercial Real Estate	Commercial, Financial and Agricultural	Commercial Construction	One to four family residential real estate	Consumer Construction	Consumer	Total

NONACCRUAL

Beginning balance	$3,522	$760	$458	$1,129	$52	$—	$5,921

Principal payments	(1,458)	(767)	(14)	(47)	—	—	(2,286)
Charge-offs	(1,950)	(557)	(62)	(601)	—	(27)	(3,197)
Advances	—	—	—	—	—	—	—
Class transfers	—	—	—	—	—	—	—
Transfers to OREO	(1,203)	(262)	(382)	(1,948)	(53)	—	(3,848)
Transfers to accruing	(892)	—	—	—	—	—	(892)
Transfers from accruing	4,301	1,938	—	3,273	20	27	9,559
Other	42	(1)	—	191	1	—	233

Ending balance	$2,362	$1,111	$—	$1,997	$20	$—	$5,490

A roll-forward of nonaccrual activity during the year ended December 31, 2010 (dollars in thousands):

	Commercial Real Estate	Commercial Financial and Agricultural	Commercial, Construction	One to four family residential real estate	Consumer Construction	Consumer	Total
NONACCRUAL

Beginning balance	$8,290	$2,646	$1,919	$1,461	$52	$—	$14,368

Principal payments	(5,323)	(1,095)	(86)	(35)	—	—	(6,539)
Charge-offs	(2,274)	(1,539)	(48)	(1,311)	—	—	(5,172)
Advances	245	—	—	—	—	—	245
Class transfers	—	—	—	—	—	—	—
Transfers to OREO	(4,501)	(150)	(1,361)	(368)	—	—	(6,380)
Transfers to accruing	(54)	(36)	—	—	—	—	(90)
Transfers from accruing	6,987	933	24	1,368	—	—	9,312
Other	152	1	10	14	—	—	177

Ending balance	$3,522	$760	$458	$1,129	$52	$—	$5,921

Troubled Debt Restructuring

Troubled debt restructurings (“TDR”) are determined on a loan-by-loan basis. Generally restructurings are related to interest rate reductions, loan term extensions and short term payment forbearance as means to maximize collectability of troubled credits. If a portion of the TDR loan is uncollectible (including forgiveness of principal), the uncollectible amount will be charged off against the allowance at the time of the restructuring. In general, a borrower must make at least six consecutive timely payments before the Corporation would consider a return of a restructured loan to accruing status in accordance with FDIC guidelines regarding restoration of credits to accrual status.

The Corporation has, in accordance with generally accepted accounting principles and per recently enacted accounting standard updates, evaluated all loan modifications to determine the fair value impact of the underlying asset. The carrying amount of the loan is compared to the expected payments to be received, discounted at the loan’s original rate, or for collateral dependent loans, to the fair value of the collateral.

The Corporation, at December 31, 2011, had loans totaling $2.503 million for which repayment terms were modified to the extent that they were deemed to be “restructured” loans. The $2.503 million is comprised of 2 loans, the largest of which had a December 31, 2011 balance of $2.400 million. This loan was modified to allow the suspension of principal payments for “over a 12-month period”. This suspension of principal payments on this loan with a 30-year amortization does not result in a significant change to the net present value of total principal and interest payments over the term of the note. This loan is deemed collateral dependent, and as such an evaluation of the underlying collateral and ability for repayment based upon cash flows was done. This evaluation resulted in an estimate of expected loss of principal. As of December 31, 2011, the Corporation established a $.650 million specific reserve on this loan.

A summary of troubled debt restructurings at December 31 is as follows (dollars in thousands):

	2011		2010
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment

Commercial real estate	1	$2,400	7	$4,537
Commercial, financial and agricultural	—	—	—	—
Commercial construction	—	—	—	—
One to four family residential real estate	1	103	1	105
Consumer construction	—	—	—	—
Consumer	—	—	—	—

Total troubled debt restructurings	2	$2,503	8	$4,642

A roll-forward of troubled debt restructuring during the year ended December 31, 2011 (dollars in thousands):

	Commercial Real Estate	Commercial, Financial and Agricultural	Commercial Construction	One to four family residential real estate	Consumer and Consumer Construction	Total

ACCRUING

Beginning balance	$4,537	$—	$—	$105	$—	$4,642

Principal payments	—	—	—	(2)	—	(2)
Charge-offs	—	—	—	—	—	—
Advances	—	—	—	—	—	—
New restructured	2,400	—	—	—	—	2,400
Transfers to performing	(582)	—	—	—	—	(582)
Transfers to nonaccrual	(3,955)	—	—	—	—	(3,955)

Ending balance	$2,400	$—	$—	$103	$—	$2,503

A roll-forward of troubled debt restructuring during the year ended December 31, 2010 (dollars in thousands):

	Commercial Real Estate	Commercial, Financial and Agricultural	Commercial Construction	One to four family residential real estate	Consumer and Consumer Construction	Total
ACCRUING

Beginning balance	$869	$—	$—	$—	$—	$869

Principal payments	(48)	—	(2)	—	—	(50)
Charge-offs	—	—	(632)	—	—	(632)
Advances	—	—	—	—	—	—
New restructured	4,692	—	634	609	—	5,935
Class transfers	—	—	—	—	—	—
Transfers to nonaccrual	(976)	—	—	(504)	—	(1,480)

Ending balance	$4,537	$—	$—	$105	$—	$4,642

Insider Loans

The Bank, in the ordinary course of business, grants loans to the Corporation’s executive officers and directors, including their families and firms in which they are principal owners. Activity in such loans is summarized below (dollars in thousands):

	2011	2010

Loans outstanding, January 1	$9,532	$8,552
New loans	933	5,243
Net activity on revolving lines of credit	69	2,065
Repayment	(1,707)	(6,328)

Loans outstanding, December 31	$8,827	$9,532

There were no loans to related-parties classified substandard as of December 31, 2011 and 2010. In addition to the outstanding balances above, there were unfunded commitments of $.318 million to related parties at December 31, 2011.